UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 23, 2013

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

VORNADO REALTY L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-34482	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

                On May 23, 2013, Vornado Realty Trust (the “Company”) held its 2013 Annual Meeting of Shareholders (the “Meeting”).  As of March 25, 2013, the record date for shareholders entitled to vote at the Meeting, there were 186,875,327 common shares of beneficial interest, par value $0.04 per share (the “Shares”) outstanding and entitled to vote.  Of the Shares entitled to vote at the Meeting, 170,518,960, or approximately 91% of the Shares were present or represented by proxy.  There were six matters presented and voted on.  Set forth below is a brief description of each matter voted on and the voting results with respect to each such matter.

Proposal 1 – Election of four nominees to serve on the Board of Trustees for a three-year term and until their respective successors are duly elected.

Nominee	For	Withheld	Broker Non-Votes

Candace K. Beinecke	40,262,314	121,508,325	8,748,321
Robert P. Kogod	64,646,160	97,124,479	8,748,321
David Mandelbaum	38,773,328	122,997,311	8,748,321
Dr. Richard R. West	64,633,727	97,136,912	8,748,321

Proposal 2 – Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year 2013.

	For	Against	Abstain

Votes Cast	169,468,665	945,278	105,017

Proposal 3 – Non-binding advisory resolution on executive compensation.

	For	Against	Abstain	Broker Non-Votes

Votes Cast	157,070,614	3,128,909	1,571,116	8,748,321

Proposal 4 – Non-binding shareholder proposal regarding majority voting for the election of trustees.

	For	Against	Abstain	Broker Non-Votes

Votes Cast	135,376,893	26,238,041	155,705	8,748,321

Proposal 5 – Non-binding shareholder proposal regarding the appointment of an independent Chairman.

	For	Against	Abstain	Broker Non-Votes

Votes Cast	90,994,391	70,621,606	154,642	8,748,321

Proposal 6 – Non-binding shareholder proposal regarding establishing one class of trustees to be elected annually.

	For	Against	Abstain	Broker Non-Votes

Votes Cast	135,614,063	26,002,969	153,607	8,748,321

In addition to the four nominees who were re-elected at the Meeting to serve on the Company’s Board of Trustees, Steven Roth, Michael D. Fascitelli, Michael Lynne, Ronald G. Targan, Daniel R. Tisch and Russell B. Wight, Jr. continue to serve as Trustees after the meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:	Executive Vice President -Finance and Administration and Chief Financial Officer (duly authorized officer and principal financial and accounting officer)

Date: May 29, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)
By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:

Executive Vice President - Finance and Administration and
Chief Financial Officer of Vornado Realty Trust,
sole general partner of Vornado Realty L.P.
(duly authorized officer and principal financial
and accounting officer)

Date: May 29, 2013